[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

08-00022231

01/18/2008 12:04 PM

FILED
TEXAS
SECRETARY OF STATE
SOS

200414160013

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address) VZB For VZB

Corporation Service Company
701 Brazos Street, Suite 1050
Austin, TX 78701

Laurus/General
407994-17

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
06-0028021029 Date:08/21/2006 B: P:

1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. ☐

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c, and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME
PRACTICAL BUILDING SOLUTIONS 2000, INC.

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
				☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
LAURUS MASTER FUND, LTD.

OR

9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA

TX-Secretary Of State, Statutory Filings Division, Corporations Section

Corporation Service Company
2711 Centerville Rd, Ste. 400
Wilmington, DE 19808

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

08-00022228

01/18/2008 12:04 PM

FILED

TEXAS SECRETARY OF STATE

SOS

200414160012

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. SEND ACKNOWLEDGMENT TO: (Name and Address) VZB For VZB

Corporation Service Company
701 Brazos Street, Suite 1050
Austin, TX 78701

Laurus/General

407994-16

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
06-0028021918 Date:08/21/2006 B: P:

1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. ☐

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME
TOTAL PROFESSIONAL RESTORATION, INC.

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
				☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
LAURUS MASTER FUND, LTD.

OR

9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA

TX-Secretary Of State, Statutory Filings Division, Corporations Section

Corporation Service Company
2711 Centerville Rd, Ste. 400
Wilmington, DE 19808

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address) VZB For VZB

Corporation Service Company
701 Brazos Street, Suite 1050
Austin, TX 78701

Laurus/General
407994-12

08-00022185
01/18/2008 12:04 PM
FILED
TEXAS SECRETARY OF STATE
SOS
200414160011

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
06-0040920152 Date:12/18/2006 B: P:

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME
INVVISION FUNDING INC

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
				☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
LAURUS MASTER FUND, LTD.

OR

9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA

TX-Secretary Of State, Statutory Filings Division, Corporations Section

Corporation Service Company
2711 Centerville Rd. Ste. 400
Wilmington, DE 19808

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

08-00022184

01/18/2008 12:04 PM

FILED

TEXAS SECRETARY OF STATE

SOS

200414160010

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address) VZB For VZB

Corporation Service Company
701 Brazos Street, Suite 1050
Austin, TX 78701

L a u r u s / G e n e r a l

407994-11

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
06-0028021352 Date:08/21/2006 B: P:

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☒ **TERMINATION:** Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ **CONTINUATION:** Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ **ASSIGNMENT** (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. **AMENDMENT (PARTY INFORMATION):** This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.
☐ DELETE name: Give record name to be deleted in item 6a or 6b.
☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME: INVVISION FUNDING INC

OR 6b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR 7b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

7d. SEE INSTRUCTIONS | ADD'L INFO RE ORGANIZATION DEBTOR | 7e. TYPE OF ORGANIZATION | 7f. JURISDICTION OF ORGANIZATION | 7g. ORGANIZATIONAL ID #, if any ☐ NONE

8. **AMENDMENT (COLLATERAL CHANGE):** check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME: LAURUS MASTER FUND, LTD.

OR 9b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

10. OPTIONAL FILER REFERENCE DATA

TX-Secretary Of State, Statutory Filings Division, Corporations Section

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address) VZB For VZB

Corporation Service Company
701 Brazos Street, Suite 1050
Austin, TX 78701

Laurus/General
407994-10

08-00022182
01/18/2008 12:04 PM
FILED
TEXAS SECRETARY OF STATE
SOS
200414180009

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
06-0028021463 Date:08/21/2006 B: P:

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME
CTFD MARINE, INC.

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
				☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
LAURUS MASTER FUND, LTD.

OR

9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA

TX-Secretary Of State, Statutory Filings Division, Corporations Section

Corporation Service Company
2711 Centerville Rd, Ste. 400
Wilmington, DE 19808

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

VZB For VZB

Corporation Service Company
701 Brazos Street, Suite 1050
Austin, TX 78701

Laurus/General
407994-9

08-00022180
01/18/2008 12:04 PM
FILED
TEXAS SECRETARY OF STATE
SOS
200414160008

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
06-0028021574 Date:08/21/2006 B: P:

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. [X] TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME
CTFD, INC.

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
				☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
LAURUS MASTER FUND, LTD.

OR

9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA

TX-Secretary Of State, Statutory Filings Division, Corporations Section

Corporation Service Company
2711 Centerville Rd, Ste. 400
Wilmington, DE 19808

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address) VZB For VZB

Corporation Service Company
701 Brazos Street, Suite 1050
Austin, TX 78701

Laurus/General
407994-8

08-00022179
01/18/2008 12:04 PM
FILED
TEXAS SECRETARY OF STATE
SOS
200414160007

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
06-0028020775 Date:08/21/2006 B: P:

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME
RG INSURANCE SERVICES, INC.

OR 6b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR 7b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

7d. SEE INSTRUCTIONS | ADD'L INFO RE ORGANIZATION DEBTOR | 7e. TYPE OF ORGANIZATION | 7f. JURISDICTION OF ORGANIZATION | 7g. ORGANIZATIONAL ID #, if any ☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
LAURUS MASTER FUND, LTD.

OR 9b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

10. OPTIONAL FILER REFERENCE DATA
TX-Secretary Of State, Statutory Filings Division, Corporations Section

Corporation Service Company
2711 Centerville Rd. Ste. 400
Wilmington, DE 19808

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address) VZB For VZB

Corporation Service Company
701 Brazos Street, Suite 1050
Austin, TX 78701

Laurus/General
407994-7

08-00022177
01/18/2008 12:04 PM
FILED
TEXAS SECRETARY OF STATE
SOS
200414160006

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
06-0028020886 Date:08/21/2006 B: P:

1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. ☐

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.
☐ DELETE name: Give record name to be deleted in item 6a or 6b.
☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME
RESTORATION GROUP AMERICA 2003, INC.

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
				☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
LAURUS MASTER FUND, LTD.

OR

9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA

TX-Secretary Of State, Statutory Filings Division, Corporations Section

Corporation Service Company
2711 Centerville Rd, Ste. 400
Wilmington, DE 19808

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address) VZB For EWM

Corporation Service Company
801 ADLAI STEVENSON DRIVE
Springfield, IL 62703

Laurus/General
407994-6

08-00022174
01/18/2008 12:04 PM
FILED
TEXAS SECRETARY OF STATE
SOS
200414160005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
06-0028397186 Date:08/23/2006 B: P:

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☒ **TERMINATION:** Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ **CONTINUATION:** Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ **ASSIGNMENT** (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. **AMENDMENT (PARTY INFORMATION):** This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME
RG ROOFING, INC.

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
				☐ NONE

8. **AMENDMENT (COLLATERAL CHANGE):** check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. **NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT** (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
LAURUS MASTER FUND, LTD.

OR

9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA

TX-Secretary Of State, Statutory Filings Division, Corporations Section

Corporation Service Company
2711 Centerville Rd, Ste. 400
Wilmington, DE 19808

[redacted]

UCC FINANCING STATEMENT AMENDMENT

08-00022171
01/18/2008 12:04 PM
FILED
TEXAS SECRETARY OF STATE
SOS
200414160004

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address) VZB For VZB

Corporation Service Company
701 Brazos Street, Suite 1050
Austin, TX 78701

Laurus/General
407994-5

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
06-0028397075 Date:08/23/2006 B: P:

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME
RG RISK MANAGEMENT, INC.

OR 6b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR 7b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

7d. SEE INSTRUCTIONS | ADD'L INFO RE ORGANIZATION DEBTOR | 7e. TYPE OF ORGANIZATION | 7f. JURISDICTION OF ORGANIZATION | 7g. ORGANIZATIONAL ID #, if any ☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
LAURUS MASTER FUND, LTD.

OR 9b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

10. OPTIONAL FILER REFERENCE DATA
TX-Secretary Of State, Statutory Filings Division, Corporations Section

Corporation Service Company
2711 Centerville Rd. Ste. 400
Wilmington, DE 19808

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. SEND ACKNOWLEDGMENT TO: (Name and Address) VZB For VZB

Corporation Service Company
701 Brazos Street, Suite 1050
Austin, TX 78701

Laurus/General
407994-4

08-00022170
01/18/2008 12:04 PM
FILED
TEXAS SECRETARY OF STATE
SOS
200414160003

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
06-0028020997 Date:08/21/2006 B: P:

1b. [ ] This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. [X] TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. [ ] CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. [ ] ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects [ ] Debtor or [ ] Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

[ ] CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.
[ ] DELETE name: Give record name to be deleted in item 6a or 6b.
[ ] ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME
RG RESTORATION, INC.

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
				[ ] NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral [ ] deleted or [ ] added, or give entire [ ] restated collateral description, or describe collateral [ ] assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here [ ] and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
LAURUS MASTER FUND, LTD.

OR

9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA

TX-Secretary Of State, Statutory Filings Division, Corporations Section

Corporation Service Company
2711 Centerville Rd, Ste. 400
Wilmington, DE 19808

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

08-00022169

01/18/2008 12:04 PM

FILED

TEXAS SECRETARY OF STATE

SOS

200414180002

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address) VZB For VZB

Corporation Service Company
701 Brazos Street, Suite 1050
Austin, TX 78701

Laurus/General

407994-1

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
06-0030918300 Date:09/15/2006 B: P:

1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. ☐

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME
RG AMERICA, INC.

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
				☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
LAURUS MASTER FUND, LTD.

OR

9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA
TX-Secretary Of State, Statutory Filings Division, Corporations Section

Corporation Service Company
2711 Centerville Rd, Ste. 400
Wilmington, DE 19808

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Filing Acknowledgement

January 18, 2008

Job Number	Initial Filing Number	
U20080118-0108	2006035081-5	
Filing Description	**Document Filing Number**	**Date/Time of Filing**
Termination	2008001884-1	01-18-2008 01:51 PM

Debtors

RG AMERICA, INC.
1507 CAPITAL AVENUE, SUITE 101
PLANO TX 75074 USA

Secured Parties

LAURUS MASTER FUND, LTD.
C/O LAURUS CAPITAL
MANAGEMENT LLC, 825 THIRD
AVENUE
NEW YORK NY 10022 USA

The attached document(s) were filed with the Nevada Secretary of State, Uniform Commercial Code Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Nevada Secretary of State
Chris Thomann
Filing Officer

UCC DIVISION:
Tracy Gillespie, Supervisor
200 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-5630

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address) NJH

Corporation Service Company
502 E. John Street
Room E
Carson City, NV 89706-3078

Laurus/General
407994-3

Filed in the office of	Document Number
Ross Miller, Secretary of State, State of Nevada	2008001884-1
	Filing Date and Time: 01/18/2008 1:51 PM

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
2006035081-5 Date:10/18/2006 B: P:

1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. ☐

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME: RG AMERICA, INC.

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME:

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
				☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME: LAURUS MASTER FUND, LTD.

OR

9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA

NV-Secretary Of State

Corporation Service Company
2711 Centerville Rd. Ste. 400
Wilmington, DE 19808

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Filing Acknowledgement

January 18, 2008

Job Number
U20080118-0107

Initial Filing Number
2006034998-7

Filing Description
Termination

Document Filing Number
2008001882-7

Date/Time of Filing
01-18-2008 01:49 PM

Debtors

RG AMERICA, INC.
1507 CAPITAL AVENUE #101
PLANO TX 75074 U.S.

Secured Parties

LAURUS MASTER FUND, LTD.
C/O LAURUS CAPITAL
MANAGEMENT, LLC
825 THIRD AVE., 14TH FL.
NEW YORK NY 10022 U.S.

The attached document(s) were filed with the Nevada Secretary of State, Uniform Commercial Code Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Nevada Secretary of State
Chris Thomann
Filing Officer

UCC DIVISION:
Tracy Gillespie, Supervisor
200 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-5630

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address) NJH

Corporation Service Company
502 E. John Street
Room E
Carson City, NV 89706-3078

Laurus/General
407994-2

Filed in the office of	Document Number 2008001882-7
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 01/18/2008 1:49 PM

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
2006034998-7 Date:10/17/2006 B: P:

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. [X] TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME
RG AMERICA, INC.

OR 6b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR 7b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

7d. SEE INSTRUCTIONS | ADD'L INFO RE ORGANIZATION DEBTOR | 7e. TYPE OF ORGANIZATION | 7f. JURISDICTION OF ORGANIZATION | 7g. ORGANIZATIONAL ID #, if any ☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
LAURUS MASTER FUND, LTD.

OR 9b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

10. OPTIONAL FILER REFERENCE DATA
NV-Secretary Of State

Corporation Service Company
2711 Centerville Rd, Ste. 400
Wilmington, DE 19808

CORPORATION SERVICE COMPANY
www.incspot.com

UCF-10199478-013-2

CSC- Springfield
801 Adlai Stevenson Drive
Springfield, IL 62703
217-544-5900
217-492-2727 (Fax)

Matter# 203891-10099
Project Id : LAURUS/GENERAL
Additional Reference : RGMI

Order# 407994-13
Order Date 01/18/2008

Entity Name :	RG FLORIDA GC, INC. (Debtor)
Jurisdiction :	FL-SECURED TRANSACTION REGISTRY
Request for :	UCC Filing
File Watch Order :	Yes
File Type :	TERMINATION FILING
Original File Number :	200603476560
Original File date :	08/21/2006
Result :	Filed
File Number :	200807462835
Filing Date :	01/18/2008

Ordered by DARRELL MITCHINER at LOEB & LOEB LLP

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

ALLEN WONG
alwong@cscinfo.com

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address) DCK

Corporation Service Company
1201 Hays Street
Tallahassee, FL 32301

Laurus/General
407994-13

FLORIDA SECURED TRANSACTION REGISTRY

FILED

2008 Jan 18 AM 12:00

****** 200807462835 ******

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
200603476560 Date:08/21/2006 B: P:

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.
☐ DELETE name: Give record name to be deleted in item 6a or 6b.
☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME
RG FLORIDA GC, INC.

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
				☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
LAURUS MASTER FUND, LTD.

OR

9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA

FL-Secured Transaction Registry

Corporation Service Company
2711 Centerville Rd. Ste. 400
Wilmington, DE 19808

CORPORATION SERVICE COMPANY
www.incspot.com

CSC- Springfield
801 Adlai Stevenson Drive
Springfield, IL 62703
217-544-5900
217-492-2727 (Fax)

UCF-10199479-014-4

Matter# 203891-10099
Project Id : LAURUS/GENERAL
Additional Reference : RGMI

Order# 407994-14
Order Date 01/18/2008

Entity Name :	RG FLORIDA SC, INC. (Debtor)
Jurisdiction :	FL-SECURED TRANSACTION REGISTRY
Request for :	UCC Filing
File Watch Order :	Yes
File Type :	TERMINATION FILING
Original File Number :	200603476552
Original File date :	08/21/2006
Result :	Filed
File Number :	200807462843
Filing Date :	01/18/2008

Ordered by DARRELL MITCHINER at LOEB & LOEB LLP

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

ALLEN WONG
alwong@cscinfo.com

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address) DCK

Corporation Service Company
1201 Hays Street
Tallahassee, FL 32301

Laurus/General
407994-14

FLORIDA SECURED TRANSACTION REGISTRY

FILED

2008 Jan 18 AM 12:00

****** 200807462843 ******

1a. INITIAL FINANCING STATEMENT FILE #
200603476552 Date:08/21/2006 B: P:

1b. [ ] This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. [X] TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. [ ] CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. [ ] ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects [ ] Debtor or [ ] Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

[ ] CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. [ ] DELETE name: Give record name to be deleted in item 6a or 6b. [ ] ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME
RG FLORIDA SC, INC.

OR 6b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR 7b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

7d. SEE INSTRUCTIONS | ADD'L INFO RE ORGANIZATION DEBTOR | 7e. TYPE OF ORGANIZATION | 7f. JURISDICTION OF ORGANIZATION | 7g. ORGANIZATIONAL ID #, if any [ ] NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral [ ] deleted or [ ] added, or give entire [ ] restated collateral description, or describe collateral [ ] assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here [ ] and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
LAURUS MASTER FUND, LTD.

OR 9b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

10. OPTIONAL FILER REFERENCE DATA
FL-Secured Transaction Registry

Corporation Service Company
2711 Centerville Rd, Ste. 400
Wilmington, DE 19808

CORPORATION SERVICE COMPANY
www.incspot.com

UCF-10199480-015-7

CSC- Springfield
801 Adlai Stevenson Drive
Springfield, IL 62703
217-544-5900
217-492-2727 (Fax)

Matter# 203891-10099
Project Id : LAURUS/GENERAL
Additional Reference : RGMI

Order# 407994-15
Order Date 01/18/2008

Entity Name :	RG FLORIDA SC, INC. (Debtor)
Jurisdiction :	FL-SECURED TRANSACTION REGISTRY
Request for :	UCC Filing
File Watch Order :	Yes
File Type :	TERMINATION FILING
Original File Number :	200704486871
Original File date :	01/02/2007
Result :	Filed
File Number :	200807462827
Filing Date :	01/18/2008

Ordered by DARRELL MITCHINER at LOEB & LOEB LLP

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

ALLEN WONG
alwong@cscinfo.com

The responsibility for verification of the files and determination of the information therein lies with the filing officer; we accept no liability for errors or omissions.

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address) DCK

Corporation Service Company
1201 Hays Street
Tallahassee, FL 32301

L a u r u s / G e n e r a l
407994-15

FLORIDA SECURED TRANSACTION REGISTRY

FILED

2008 Jan 18 AM 12:00

****** 200807462827 ******

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
200704486871 Date:01/02/2007 B: P:

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.
☐ DELETE name: Give record name to be deleted in item 6a or 6b.
☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME
RG FLORIDA SC, INC.

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
				☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
LAURUS MASTER FUND, LTD.

OR

9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA
FL-Secured Transaction Registry

Corporation Service Company
2711 Centerville Rd, Ste. 400
Wilmington, DE 19808